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                                                                  EXHIBIT 10.1.6


                               SIXTH AMENDMENT TO
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF FELCOR SUITES LIMITED PARTNERSHIP


         This Sixth Amendment to Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership is made and entered into effective as of September 16, 1996, by and among FelCor Suite Hotels, Inc., a Maryland corporation, as the General Partner ("General Partner"), John B. Urbahns, II, an individual resident in the State of Indiana ("Contributor"), as an Additional Limited Partner, and all of the persons and entities who are or shall in the future become Limited Partners of this limited partnership in accordance with the provisions of the Partnership Agreement (as hereinafter defined).

                                R E C I T A L S:

         A. The General Partner and the existing Limited Partners have previously executed and delivered that certain Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership dated as of July 25, 1994, as previously amended (the "Partnership Agreement"), pursuant to which they have formed a Delaware limited partnership under the name "FelCor Suites Limited Partnership" (the "Partnership").

         B. The Partnership, the General Partner and the Contributor have executed that certain Asset Contribution Agreement dated as of September 16, 1996 (the "Contribution Agreement") pursuant to which the Contributor has agreed to contribute certain assets to the Partnership in exchange for 81,186 units of limited partnership interest ("Units") of the Partnership.

         C. The parties hereto desire to amend the Partnership Agreement to reflect the foregoing issuance of Units and the admission of the Contributor as an Additional Limited Partner to the Partnership in connection therewith.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the agreements and obligations of the parties set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Acceptance of Partnership Agreement. The Contributor does hereby accept and agree to be bound by all of the terms and conditions of the Partnership Agreement, including without limitation, the power of attorney set forth in Section 1.4 thereof. Each of the Contributor and its Assignees hereby constitutes and appoints the General Partner and the other parties named in
Section 1.4, with full power of substitution, as its true and lawful agent and attorney- in-fact, with full
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power and authority in its name, place and stead, to take the actions set forth in Section 1.4 of the Partnership Agreement, with the same effect as if the Contributor had been one of the original partners to execute the Partnership Agreement.

         2. Admission of Additional Limited Partner. In accordance with the provisions of Section 11.4 of the Partnership Agreement, the Contributor is hereby admitted as an Additional Limited Partner of the Partnership entitled to all rights and benefits of Limited Partners therein as set forth in the Partnership Agreement with respect to the Units acquired by the Contributor.

         3. Amendment of Section 7.5. Section 7.5(a) of the Partnership Agreement is hereby amended such that, with respect to the Units issued to the Contributor, the first clause of such section shall read as follows: "Subject to Section 7.5(c), on or after the date which is one (1) year after the date of issuance of the Units, . . . ."

         4. Amendment of Exhibit A. Exhibit A to the Partnership Agreement is hereby amended to reflect the admission of the Contributor as an Additional Limited Partner in the Partnership and the issuance of 81,186 Units to the Contributor pursuant to the Contribution Agreement.

         5. Defined Terms; Effect Upon Partnership Agreement. All initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Partnership Agreement. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect and each of the parties hereto hereby reaffirms the terms and provisions thereof.

         IN WITNESS WHEREOF, this Sixth Amendment to Agreement of Limited Partnership is executed and entered into as of the date first above written.


                              GENERAL PARTNER:

                              FELCOR SUITE HOTELS, INC., a Maryland
                              corporation


                              By: /s/ Thomas J. Corcoran, Jr.
                                 ---------------------------------------
                                      Thomas J. Corcoran, Jr., President





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                              ADDITIONAL LIMITED PARTNER:



                              /s/ John B. Urbahns, II
                              ---------------------------------------
                              John B. Urbahns, II, Individually


                             LIMITED PARTNERS (for all the Limited Partners now and hereafter admitted as Limited Partners of the Partnership, pursuant to the powers of attorney in favor of the General Partner contained in Section
                             1.4 of the Partnership Agreement):

                              By:    FELCOR SUITE HOTELS, INC.,
                                     acting as General Partner and as
                                     duly authorized attorney-in-fact


                              By: /s/ Thomas J. Corcoran, Jr.
                                 ---------------------------------------
                                      Thomas J. Corcoran, Jr., President